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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 21, 2003
                                                  ----------------


                                AptarGroup, Inc.
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             (Exact name of registrant as specified in its charter)

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
           Delaware                         1-11846                         36-3853103
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(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification No.)
        incorporation)
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     475 West Terra Cotta Avenue, Suite E, Crystal Lake, IL         60014
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           (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  815-477-0424.
                                                    ------------

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

          On January 21, 2003, the Board of Directors of AptarGroup, Inc, a Delaware corporation (the "Company"), adopted a stockholder rights plan and declared a dividend distribution of one right for each outstanding share of the Company's common stock, par value $.01 per share, to stockholders of record as of the close of business on April 7, 2003 (the "record date"). This plan replaces the existing rights plan upon its expiration in April 2003. The terms of this new plan are substantially similar to the expiring plan. Until the rights become exercisable, all issuances of common stock after the record date, including common stock issuable upon exercise of outstanding options, will include issuances of rights.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:
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    Not applicable.

(b) Pro forma financial information:
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    Not applicable.

(c) Exhibits:
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      99.1    Press Release, dated January 21, 2003.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            AptarGroup, Inc.

Date: January 22, 2003                 By:  /s/ Stephen J. Hagge
                                            --------------------
                                            Stephen J. Hagge
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary


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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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99.1           Press Release, dated January 21, 2003.